UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2019

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, and Telephone Number	IRS Employer Identification No.
1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 550 South Tryon Street Charlotte, North Carolina 28202-1803 704-382-6200	20-2777218

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	DUK	New York Stock Exchange LLC
5.125% Junior Subordinated Debentures due January 15, 2073	DUKH	New York Stock Exchange LLC
5.625% Junior Subordinated Debentures due September 15, 2078	DUKB	New York Stock Exchange LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	DUK PR A	New York Stock Exchange LLC

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 26, 2019, Nicholas C. Fanandakis was appointed to the Board of Directors (the “Board”) of Duke Energy Corporation (”Duke Energy”), effective immediately. Mr. Fanandakis has been appointed to the Board’s Audit Committee and Finance and Risk Management Committee.

Mr. Fanandakis has been Executive Vice President at DowDuPont, Inc. since 2017. From 2009 until 2017, Mr. Fanandakis served as Executive Vice President and Chief Financial Officer at E.I. du Pont de Nemours and Company, Inc. (“DuPont”). Prior to 2009, Mr. Fanandakis had served in various plant, marketing, product management, and business director roles in the DuPont organization since 1979. Mr. Fanandakis has also been a member of the Board of Directors of ITT Corporation since 2016 and of FTI Consulting, Inc. since 2014.

The Board has determined that Mr. Fanandakis is independent pursuant to Duke Energy’s Standards for Assessing Director Independence, the listing standards of the New York Stock Exchange, and the rules and regulations of the Securities and Exchange Commission and has also determined that Mr. Fanandakis is an “Audit Committee Financial Expert” pursuant to SEC regulations.

Mr. Fanandakis’ directorship will expire, along with Duke Energy’s other directors’ terms, at the next annual meeting of shareholders.

As an outside director of Duke Energy, Mr. Fanandakis will receive a pro-rated payment of the cash and stock annual retainer, will be eligible for other retainers (if applicable) in accordance with Duke Energy’s Director Compensation Program, as set forth on Exhibit 10.3 of the Duke Energy Form 10-Q for the quarter ended June 30, 2017, filed with the SEC on August 3, 2017, and will be eligible to participate in Duke Energy’s Directors’ Savings Plan, which is described in the Annual Proxy Statement filed with the SEC on March 21, 2019. Mr. Fanandakis is subject to Duke Energy’s Stock Ownership Guidelines, which require outside directors to own Duke Energy Corporation common stock (or common stock equivalents) with a value equal to at least five times the annual cash retainer (i.e., an ownership level of $625,000) or retain 50% of their vested annual equity retainer until such minimum requirements are met.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION
Date: June 26, 2019	By:	/s/ David S. Maltz
David S. Maltz
Vice President, Legal and Assistant Corporate Secretary